EXHIBIT 23.2

                       CHORUS COMMUNICATIONS GROUP, LTD.


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the inclusion of our report dated February 6, 1998, on the consolidated financial statements of Chorus Communications Group, Ltd., and subsidiaries for the year ended December 31, 1997, included in this Form 10-K and to it's incorporation by reference in the Company's previously filed Form S-8 Registrant Statement No. 333-68873.


Kiesling Associates LLP
Madison, Wisconsin
March 30, 2000